Long-Term Employee Benefit Liabilities - Summary of Weighted Average Significant Actuarial Assumptions Adopted in Measuring Company's Projected Termination and Long Service Benefit Obligations and Net Periodic Benefit Cost (Detail) (Termination and Long Service Arrangements [Member])
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Termination and Long Service Arrangements [Member]
Defined Benefit Plan Disclosure [Line Items]
Discount rate	3.00%	3.90%	4.20%
Rate of compensation increase	2.70%	3.90%	3.90%